UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 10, 2018
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Atlanta, GA 30305
(Address and zip code of principal executive offices)
(866) 952-1647
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry in to a Material Definitive Agreement.

On May 10, 2018, DLH Holdings Corp. (the “Company”), together with its wholly-owned subsidiaries, DLH Solutions, Inc. and Danya International LLC (collectively, the “Borrowers”) and Fifth Third Bank (the “Lender”) entered into an amendment to that certain Loan Agreement dated as of May 2, 2016 (the “Loan Agreement”) among the Borrowers and the Lender.

The Loan Agreement consists of a secured revolving credit facility in an aggregate principal amount of up to $10 million and a secured term loan in the original aggregate principal amount of $25 million. The amendment to the Loan Agreement (the “Amendment”) provides for a three-year extension of the maturity date of the $10.0 million revolving credit facility, so that it is coterminous with the existing term loan established under the Loan Agreement. As amended, the maturity date of the revolving credit facility is May 1, 2021. In addition, the Amendment provides for an increase of the aggregate face value of letters of credit which may be drawn under the revolving credit facility from $1.0 million to $2.0 million and for certain other technical modifications to the Loan Agreement. The credit available to the Borrowers under the revolving credit facility is subject to certain limitations, including a borrowing base, and may be used for general working capital purposes.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K of the amendment to the Loan Agreement is hereby incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description
10.1	First Amendment to Loan Agreement with Fifth Third Bank, dated May 10, 2018

{N0183876 }    2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: May 14, 2018

{N0183876 }    3

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Loan Agreement with Fifth Third Bank, dated May 10, 2018

{N0183876 }    4